TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

MATTHEW J. POZNAR

does hereby authorize William J. Evers, Christopher J. Madin, and Jordan K. Thomsen, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-6 for the File Numbers listed on Appendix A attached hereto, with respect to Talcott Resolution Life and Annuity Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By: /s/ Matthew J. Poznar	Dated as of April 1, 2021
Matthew J. Poznar

Appendix A
Talcott Resolution Life and Annuity Insurance Company
Power of Attorney dated as of April 1, 2021
Filed on Form N-6
File Numbers:

333-07471
333-83057
333-88787
333-148815

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

PETER F. SANNIZZARO

does hereby authorize William J. Evers, Christopher J. Madin, and Jordan K. Thomsen, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-6 for the File Numbers listed on Appendix A attached hereto, with respect to Talcott Resolution Life and Annuity Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By: /s/ Peter F. Sannizzaro	Dated as of April 1, 2021
Peter F. Sannizzaro

Appendix A
Talcott Resolution Life and Annuity Insurance Company
Power of Attorney dated as of April 1, 2021
Filed on Form N-6
File Numbers:

333-07471
333-83057
333-88787
333-148815

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

ROBERT R. SIRACUSA

does hereby authorize William J. Evers, Christopher J. Madin, and Jordan K. Thomsen, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-6 for the File Numbers listed on Appendix A attached hereto, with respect to Talcott Resolution Life and Annuity Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By: /s/ Robert R. Siracusa	Dated as of April 1, 2021
Robert R. Siracusa

Appendix A
Talcott Resolution Life and Annuity Insurance Company
Power of Attorney dated as of April 1, 2021
Filed on Form N-6
File Numbers:

333-07471
333-83057
333-88787
333-148815